UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 26, 2012

COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35203
(Address of principal executive offices) (Zip Code)

(205) 250-8700
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

On April 26, 2012, Colonial Properties Trust (the "Trust") announced its financial results for the quarter ended March 31, 2012. A copy of the Trust's earnings press release is furnished as Exhibit 99.1 to this current report on Form 8-K. A copy of the Trust's Supplemental Financial Highlights for the quarter ended March 31, 2012 is furnished as Exhibit 99.2 to this current report on Form 8-K.

Item 7.01 Regulation FD Disclosure

The disclosure contained in Item 2.02 of this current report on Form 8-K is incorporated into this Item 7.01 by reference.

* * *

The information included in this Current Report on Form 8-K under Item 2.02 and Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing made by the Trust or Colonial Realty Limited Partnership under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description

99.1	Colonial Properties Trust first quarter 2012 earnings press release dated April 26, 2012.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended March 31, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

April 26, 2012	By:	/s/ C. Reynolds Thompson, III
C. Reynolds Thompson, III
President and Chief Financial Officer

COLONIAL REALTY LIMITED PARTNERSHIP

By: Colonial Properties Trust, its general partner

April 26, 2012	By:	/s/ C. Reynolds Thompson, III
C. Reynolds Thompson, III
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit         Description

99.1	Colonial Properties Trust first quarter 2012 earnings press release dated April 26, 2012.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended March 31, 2012.